KemPharm

Second Quarter 2017 Results

August 10, 2017

Cautionary Note Regarding Presentation Information

This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Annual Report on Form 10-K filed with the SEC on March 10, 2017, and our other Periodic and Current Reports filed with the SEC. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Further, the information contained in this presentation speaks only as the date hereof. While we may elect to update the information in this presentation in the future, we disclaim any obligation to do so except to the extent required by applicable law.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Second Quarter 2017 – Conference Call Participants

- **Travis Mickle, Ph.D.** – President & Chief Executive Officer
- **R. LaDuane Clifton, CPA** – Chief Financial Officer, Secretary & Treasurer
- **Dan Cohen, M.A.L.S.** – EVP, Government & Public Relations

Q2 2017 & Recent Updates

Clinical & Regulatory

- Initiated Development of KP484, A New, Super-Extended Release ADHD Methylphenidate Product Candidate
- Completed KP415 End-of-Phase 1 Meeting with FDA
- Presented Clinical Data for KP511 at the International Conference on Opioids
- Granted First Patent for KP746, a Novel Prodrug of Oxymorphone

Corporate & Financial

- Net loss of $0.44 per basic and diluted share for the quarter ended 6/30/2017
- Total cash was $65.8 million at 6/30/2017, which includes cash, cash equivalents, restricted cash, marketable securities and long-term investments
- Existing resources expected to fund activities through Q2 2019
- Announced promotion of Andrew Barrett, Ph.D., to Vice President, Scientific Affairs

KemPharm Overview

- Specialty pharmaceutical company discovering and developing novel **prodrugs**
- Building a pipeline of **prodrug product candidates** for the treatment of ADHD, pain and CNS disorders
- Leveraging our **LAT Platform Technology** to improve the attributes of approved drugs in large markets

1) Select FDA-approved and widely prescribed drug for improvement
2) Chemically modify using a ligand to create a prodrug
   - Ligands – GRAS or demonstrated to be safe
   - Prodrugs generate composition-based patents
3) Following ingestion, normal human metabolic processes cleave the ligand and release the active drug


LAT
Approved Drug with Sub-Optimal Properties
Ligand
LAT
Prodrug with Improved Attributes
LAT
Cleaved Drug through Human Metabolic Process

ADHD Prodrug Product Pipeline – Addressing Unmet Needs

KP415 – ADHD Product Candidate for Fast Onset and Longer Total Duration

- Extended release prodrug of d-MPH co-formulated with IR d-MPH
- EOP1 meeting with FDA complete; development plan advancing
- Positive PK data announced today;
- Human abuse liability clinical data by year end (IV) as well as in 2018 (oral and IN)
- Pivotal efficacy trial expected to begin in 2H 2017; data expected 1H 2018
- KP415 NDA filing expected as early as 2018

KP484 – ADHD Product Candidate with Super Extended Release Properties

- Newly developed, super extended release prodrug of d-MPH
- Initial data suggest long-acting characteristics similar to Shire's MYDAYIS™ (amphetamine-based)
- IND expected to be filed as early as 3Q 2017
- Human abuse liability clinical data as early as year end (IV) and early 2018 (oral and IN)
- Clinical program initiated under KP415 IND; expect benefit from KP415's development program
- Potential NDA as early as 2019

ADHD and ER Methylphenidate Market

- ~$13 billion ADHD market with prescriptions growing at >5% year-over-year
- Methylphenidate accounted for approximately 19.8 million TRx's and $3.8 billion in sales in 2016
- KemPharm believes ADHD key opinion leaders have significant interest in an ER methylphenidate product with:
  - Earlier onset (KP415)
  - Improved duration of action (KP415 & KP484)
  - Abuse-deterrent properties/Lower abuse potential (KP415 & KP484)
- Branded products are being pressured by patent expirations
  - Vyvanse™ is the branded market share leader and loses patent exclusivity in 2024
  - Concerta™, Adderall™, Focalin™ are all brands which are off patent

Source: Symphony Health, PHAST 2016

ADHD Market Dynamics Support Prodrug Portfolio

KP415

- In 2016, the branded ADHD market was ~$6.4B and more than 95% of these branded products are extended release[1]
- Prescribers estimate that MPH is given as preferred first line of therapy for children under 13 approximately 60% of the time
- Prescribers see the following key advantages
  - Duration of action (60%)
  - Lower abuse potential (52%)
  - Early onset of action (43%)

✓ If approved, KP415 has the potential to be one of the first differentiated MPH products launched into the ADHD market

KP484

- Approximately 10.5 million adults have ADHD[1,2]
- Adults are now the largest part of the ADHD market, comprising 53% of total TRx[1]
  - However, last 7 new ADHD products launched have been pediatric focused
- Vyvanse™ averaging 22% YoY growth in adult market since 2009[1]
- Mydayis™ recently approved as a super long acting AXR in the amphetamine space

✓ If approved, KP484 would launch into the high growth adult ADHD market
  - Potential for additional indications beyond ADHD

KemPharm Clinical Product Pipeline

Category	Product Candidate	Parent Drug	Development Status	Next Milestone	Potential NDA Submission
ADHD (Pediatric)	KP415	Methylphenidate (ER)	Clinical	PK + Efficacy Data	2018
ADHD (Adult)	KP484	Methylphenidate (ER)	Clinical	PK + Efficacy Data	2019
PAIN	KP201/IR	Hydrocodone	Clinical	IN HAL Data	2018 with Priority Review
	KP511/ER	Hydromorphone	Clinical	POC in ER Formulation	2019 with Priority Review
	KP511/IR	Hydromorphone	Clinical	HAL and BE Data	2019 with Priority Review

Q2 2017 Financial Update

- Q2 2017 net loss of $6.5M, or $0.44 per basic and diluted share, vs. Q2 2016 net income of $9.8M, or basic net income per share of $0.59 and diluted net loss per share of $0.58

  Net loss for Q2 2017 was primarily due to loss from operations of $8.2 million and net interest expense and other items of $1.8 million; offset by non-cash fair value adjustment income of $3.5 million.

  Loss from operations decreased to $8.2M in Q2 2017, as compared to $9.3M in Q2 2016, which was primarily driven by a decrease in G&A costs associated with our deferral of commercial operations in prior-year and related personnel expenses.

- Total cash of $65.8M as of 6/30/2017, a decrease of $6.6M vs. 3/31/2017
  (includes cash, cash equivalents, restricted cash, marketable securities and long-term investments)

  Existing resources expected to meet operating and capital expenditure requirements through Q2 2019

KemPharm Expected ADHD Milestones

	Product	Event
2017	KP415	Report Additional PK Data (2H) ✓
	KP415	Initiate Pivotal Efficacy Trial (2H)
	KP484	IND Filing (3Q)
	KP415 / KP484	IV Human Abuse Liability Data (2H)
2018	KP415	Pivotal Efficacy Trial Results (1H)
	KP484	Initiate Efficacy Studies
	KP415 / KP484	Oral and IN HAL Data
	KP415	NDA Submission
2019	KP484	Clinical Trial Program Execution / Completion
	KP484	NDA Submission

KemPharm

Second Quarter 2017 Results

August 10, 2017

Slide 8: KP415 and KP484 Market Data Sources

1. Symphony Health, PHAST 2011-2016
2. Ronald C. Kessler et al. (April 2006). The Prevalence and Correlates of Adult ADHD in the United States: Results From the National Comorbidity Survey Replication, American Journal of Psychiatry 163(5):71